                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                         500,561.91
           Available Funds:
                     Contract Payments due and received in this period                              3,450,271.06
                     Contract Payments due in prior period(s) and received in
                       this period                                                                    329,021.34
                     Contract Payments received in this period for next period                        112,448.33
                     Sales, Use and Property Tax payments received                                    200,504.01
                     Prepayment Amounts related to early termination in this
                       period                                                                       1,460,595.63
                     Servicer Advance                                                                 349,624.85
                     Proceeds received from recoveries on previously Defaulted
                       Contracts                                                                            0.00
                     Transfer from Reserve Account                                                     11,811.52
                     Interest earned on Collection Account                                             15,103.07
                     Interest earned on Affiliated Account                                             10,412.36
                     Proceeds from repurchase of Contracts per Contribution and
                       Servicing Agreement Section 5.03                                                     0.00
                     Amounts paid per Contribution and Servicing Agreement
                       Section 7.01 (Substituted contract < Predecessor contract)                           0.00
                     Amounts paid under insurance policies                                                  0.00
                     Maintenance, Late Charges and any other amounts                                        0.00
                                                                                                   -------------
           Total Available Funds                                                                    6,440,354.08
           Less: Amounts to be Retained in Collection Account                                         433,864.75
                                                                                                   -------------
           AMOUNT TO BE DISTRIBUTED                                                                 6,006,489.33
                                                                                                   =============




           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                              0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable
                            Advances or Servicer Advances                                             329,021.34
                     3.     To Noteholders (For Servicer Report immediately
                            following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                       0.00
                                   a) Class A2 Principal (distributed after A1
                                      Note matures) and Interest                                    4,514,042.50
                                   a) Class A3 Principal (distributed after A1
                                      and A2 Notes mature) and Interest                               182,832.00
                                   b) Class B Principal and Interest                                  107,878.57
                                   c) Class C Principal and  Interest                                 122,404.37
                                   d) Class D Principal and Interest                                  124,813.79
                                   e) Class E Principal and Interest                                  129,609.00

                     4.     To Reserve Account for Requirement per Indenture
                            Agreement Section 3.08                                                          0.00
                     5.     To Issuer - Residual  Principal and Interest and
                            Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting
                                      or Amortization Event in effect)                                 31,888.40
                                   b) Residual Principal (Provided no
                                      Restricting or Amortization Event in effect)                    178,928.86
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                     11,811.52
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank
                            Interest Earned and Any Other Amounts                                     226,019.44
                     7.     To Servicer, Servicing Fee and other Servicing
                            Compensations                                                              47,239.54
                                                                                                   -------------
           TOTAL FUNDS DISTRIBUTED                                                                  6,006,489.33
                                                                                                   =============
           End of Period Collection Account Balance {Includes Payments in
           Advance & Restricting Event Funds (if any)}                                                433,864.75
                                                                                                   =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                  $2,182,541.24
            - Add Investment Earnings                                                                  11,811.52
            - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                                  0.00
            - Less Distribution to Certificate Account                                                 11,811.52
                                                                                                   -------------
End of period balance                                                                              $2,182,541.24
                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances.                                                                                          $2,182,541.24
                                                                                                   =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                          90,209,505.41
                   Pool B                                                                          20,015,738.13
                                                                                                   -------------
                                                                                                                      110,225,243.54

Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     427,102.00
Class A Monthly Interest - Pool B                                                                      94,765.64

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  3,200,805.56
Class A Monthly Principal - Pool B                                                                    974,201.30
                                                                                                   -------------
                                                                                                                        4,175,006.86
Ending Principal Balance of the Class A Notes
                   Pool A                                                                          87,008,699.85
                   Pool B                                                                          19,041,536.83
                                                                                                   -------------

                                                                                                                      --------------
                                                                                                                      106,050,236.68
                                                                                                                      ==============


Interest Paid Per $1,000            Principal Paid Per $1,000                Ending Principal
Original Face $190,972,000          Original Face $190,972,000               Balance Factor
$        2.732692                   $         21.861880                        55.531825%



IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                                 0.00
                   Class A2                                                                        72,135,243.54
                   Class A3                                                                        38,090,000.00
                                                                                                   -------------
                                                                                                                      110,225,243.54
Class A Monthly Interest
                   Class A1 (Actual Number Days/360)                                                        0.00
                   Class A2                                                                           339,035.64
                   Class A3                                                                           182,832.00

Class A Monthly Principal
                   Class A1                                                                                 0.00
                   Class A2                                                                         4,175,006.86
                   Class A3                                                                                 0.00
                                                                                                   -------------
                                                                                                                        4,175,006.86
Ending Principal Balance of the Class A Notes
                   Class A1                                                                                 0.00
                   Class A2                                                                        67,960,236.68
                   Class A3                                                                        38,090,000.00
                                                                                                   -------------      --------------
                                                                                                                      106,050,236.68
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                               Pool A                                                               2,061,876.61
                               Pool B                                                                 457,483.24
                                                                                                    ------------
                                                                                                                        2,519,359.85

        Class B Overdue Interest, if any                                                                    0.00
        Class B Monthly Interest - Pool A                                                              10,189.11
        Class B Monthly Interest - Pool B                                                               2,260.73
        Class B Overdue Principal, if any                                                                   0.00
        Class B Monthly Principal - Pool A                                                             73,161.27
        Class B Monthly Principal - Pool B                                                             22,267.46
                                                                                                    ------------
                                                                                                                           95,428.73
        Ending Principal Balance of the Class B Notes
                                   Pool A                                                           1,988,715.34
                                   Pool B                                                             435,215.78
                                                                                                    ------------        ------------
                                                                                                                        2,423,931.12
                                                                                                                        ============

Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
$       2.852197                         $        21.862252                                 55.531068%


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                               Pool A                                                               2,319,855.23
                               Pool B                                                                 514,754.60
                                                                                                    ------------
                                                                                                                        2,834,609.83

        Class C Overdue Interest, if any                                                                    0.00
        Class C Monthly Interest - Pool A                                                              12,314.56
        Class C Monthly Interest - Pool B                                                               2,732.49
        Class C Overdue Principal, if any                                                                   0.00
        Class C Monthly Principal - Pool A                                                             82,306.43
        Class C Monthly Principal - Pool B                                                             25,050.89
                                                                                                     -----------
                                                                                                                          107,357.32
        Ending Principal Balance of the Class C Notes
                               Pool A                                                               2,237,548.80
                               Pool B                                                                 489,703.71
                                                                                                    ------------        ------------
                                                                                                                        2,727.252.51
                                                                                                                        ============




Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
$       3.063976                         $       21.860783                                  55.534056%

                            DVI BUSINESS TRUST 1998-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 11, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D Notes

                                          Pool A                                                 2,319,855.23
                                          Pool B                                                   514,754.60
                                                                                                                     2,834,609.83

           Class D Overdue Interest, if any                                                              0.00
           Class D Monthly Interest - Pool A                                                        14,286.44
           Class D Monthly Interest - Pool B                                                         3,170.03
           Class D Overdue Principal, if                                                                 0.00
           any
           Class D Monthly Principal - Pool A                                                       82,306.43
           Class D Monthly Principal - Pool B                                                       25,050.89
                                                                                                                       107,357.32

           Ending Principal Balance of the Class D Notes

                                          Pool A                                                 2,237,548.80
                                          Pool B                                                   489,703.71
                                                                                                                     2,727,252.51

           Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
           Original Face $4,910,955       Original Face $4,910,955         Balance Factor
                          $3.554598                      $21.860783              55.534056%


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes

                                          Pool A                                                 2,319,855.23
                                          Pool B                                                   514,754.60
                                                                                                                     2,834,609.83

           Class E Overdue Interest, if any                                                              0.00
           Class E Monthly Interest - Pool A                                                        18,210.86
           Class E Monthly Interest - Pool B                                                         4,040.82
           Class E Overdue Principal, if                                                                 0.00
           any
           Class E Monthly Principal - Pool A                                                       82,306.43
           Class E Monthly Principal - Pool B                                                       25,050.89
                                                                                                                       107,357.32

           Ending Principal Balance of the Class E Notes

                                          Pool A                                                 2,237,548.80
                                          Pool B                                                   489,703.71
                                                                                                                     2,727,252.51

           Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
           Original Face $4,910,955       Original Face $4,910,955         Balance Factor
                          $4.531029                      $21.860783              55.534056%

                            DVI BUSINESS TRUST 1998-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 11, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                   3,865,932.51
                                          Pool B                                     857,750.75
                                                                                   ------------
                                                                                                      4,723,683.26

           Residual Interest - Pool A                                                 24,915.57
           Residual Interest - Pool B                                                  6,972.83
           Residual Principal - Pool A                                               137,177.38
           Residual Principal - Pool B                                                41,751.48
                                                                                   ------------
                                                                                                        178,928.86

           Ending Residual Principal Balance

                                          Pool A                                   3,728,755.13
                                          Pool B                                     815,999.27
                                                                                   ------------
                                                                                                      ------------
                                                                                                      4,544,754.40
                                                                                                      ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                             47,239.54
            - Servicer Advances reimbursement                                                           329,021.34
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           226,019.44
                                                                                                      ------------
           Total amounts due to Servicer                                                                602,280.32
                                                                                                      ============

                            DVI BUSINESS TRUST 1998-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 11, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                 103,096,880.30

      Aggregate Discounted Contract Balance of Additional Contracts acquired during

         Collection Period                                                                                                    0.00

      Decline in Aggregate Discounted Contract Balance                                                                3,658,063.49

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
         ending of the related Collection Period                                                                     99,438,816.81
                                                                                                                    ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            2,266,596.25

          - Principal portion of Prepayment Amounts                                                  1,391,467.24

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during

                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

                 during Collection Period                                                                    0.00

                                                                                                     ------------
                                          Total Decline in Aggregate Discounted Contract Balance     3,658,063.49
                                                                                                     ============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  22,875,235.75

      Aggregate Discounted Contract Balance of Additional Contracts acquired during

         Collection Period                                                                                                    0.00

      Decline in Aggregate Discounted Contract Balance                                                                1,113,372.92

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
         ending of the related Collection Period                                                                     21,761,862.83
                                                                                                                    ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            1,051,602.46

          - Principal portion of Prepayment Amounts                                                     61,770.46

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during

                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

                 during Collection Period                                                                    0.00

                                                                                                     ------------
                                          Total Decline in Aggregate Discounted Contract Balance     1,113,372.92
                                                                                                     ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   121,200,679.64
                                                                                                                    ==============

                            DVI BUSINESS TRUST 1998-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 11, 2000

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                               Predecessor
                                                                             Discounted         Predecessor        Discounted
              Lease #               Lessee Name                              Present Value      Lease #           Present Value
              ----------------      ------------------------------------     -------------      -------           -------------
                                    NONE












                                                                             -------------                       ---------------
                                                                 Totals              $0.00                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES             NO  X
                                                                               -----          -----


              POOL B                                                                                               Predecessor
                                                                             Discounted         Predecessor        Discounted
              Lease #               Lessee Name                              Present Value      Lease #           Present Value
              ----------------      ------------------------------------     -------------      -------           -------------
                                    NONE

                                                                             -------------                       ---------------
                                                                 Totals              $0.00                                 $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES             NO  X
                                                                               -----          -----

                            DVI BUSINESS TRUST 1998-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 11, 2000

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


              POOL A - NON-PERFORMING                                                                              Predecessor
                                                                             Discounted         Predecessor        Discounted
              Lease #               Lessee Name                              Present Value      Lease #           Present Value
              ----------------      ------------------------------------     -------------      -------           -------------
              1097-507               ADVANCED HEALTHCARE RESOURCES             $159,644.40     1778-001              $48,984.23
              1238-501               WILLIAM F SKINNER, M.D.                   $174,282.67     1777-001             $325,671.26
              1505-005               NYDIC MEDICAL VENTURES VII, LLC           $171,682.66     1855-001             $153,223.12
              2488-001               HYDRO-TOUCH INC.                          $110,973.88     1949-001              $94,307.11
                                     CASH                                        $5,602.11






                                                                             -------------                       ---------------
                                                                 Totals        $622,185.72                           $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES        NO  X
                                                                                  -----     -----

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                             Discounted         Predecessor        Discounted
              Lease #               Lessee Name                              Present Value      Lease #           Present Value
              ----------------      ------------------------------------     -------------      -------           -------------
                                    None

                                                                             -------------                       ---------------
                                                                 Totals              $0.00                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES        NO  X
                                                                                  ----      -----

                            DVI BUSINESS TRUST 1998-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 11, 2000


XV.    POOL PERFORMANCE MEASUREMENTS

1.                  AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
              This Month                          608,701.02             This Month                        121,200,679.64
              1 Month Prior                     1,883,206.48             1 Month Prior                     125,972,116.05
              2 Months Prior                    4,228,713.62             2 Months Prior                    131,666,861.65

              Total                             6,720,621.12             Total                             378,839,657.34

              a) 3 MONTH AVERAGE                2,240,207.04             b) 3 MONTH AVERAGE                126,279,885.78

              c) a/b                                   1.77%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes              No    X
                                                                                              ---------       -------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                       Yes              No    X
                                                                                              ---------       -------
              B. An Indenture Event of Default has occurred and is then continuing?       Yes              No    X
                                                                                              ---------       -------

4.            Has a Servicer Event of Default occurred?                                   Yes              No    X
                                                                                              ---------       -------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                            Yes              No    X
                                                                                              ---------       -------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                    Yes              No    X
                                                                                              ---------       -------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes              No    X
                                                                                              ---------       -------




6.            Aggregate Discounted Contract Balance at Closing Date                       Balance          $218,254,123.54
                                                                                                           ---------------


              DELINQUENT LEASE SUMMARY

                      Days Past Due        Current Pool Balance           # Leases
                            31 - 60                1,191,175.09                 64
                            61 - 90                  606,710.86                 16
                           91 - 180                  608,701.02                 38


              Approved By:
              Lisa J. Cruikshank
              Vice President